================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 13, 2005


                             SECURED SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                         001-12536                  11-2964894
----------------               --------------------     ------------------------
(STATE OR OTHER                    (COMMISSION               (IRS EMPLOYER
JURISDICTION OF                    FILE NUMBER)             IDENTIFICATION NO.)
INCORPORATION)

                         110 WILLIAMS STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 227-9696
                                                           --------------

            ----------------------------------------------------------
              (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST
                                    REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 14, 2005 (the "Effective Date"), Secured Services, Inc. ("Secured Services") acquired all of the business and assets of Chameleon Communications Technology, Inc., a Delaware corporation ("Chameleon"), pursuant to a merger agreement (the "Merger Agreement") by and among Secured Services, Chameleon and Secured Mobile, Inc., a wholly owned subsidiary of Secured Services ("SMI") (the "Merger Transaction") and closed on the private placement of up to $7 million of 3-year convertible debentures and warrants to Midsummer Investment, Ltd. and a small number of qualified institutional buyers and accredited investors (each an "Investor") (the "Debenture Transaction") pursuant to a Securities Purchase Agreement (the "Debenture Agreement") dated as of June 13, 2005.

ACQUISITION OF CHAMELEON

         The consideration for the Merger Transaction consisted of $1 million in cash, 1-year non-interest bearing promissory notes (the "Merger Notes") in the aggregate principal amount of $1 million convertible at the option of the holders into 834,000 shares of Secured Services' common stock ("Common Stock") after 360 days, $5 million of Secured Services' Series B 7.5% Convertible Preferred Stock (the "Series B Preferred"), consisting of 4,170 shares of Series B Preferred convertible into 4,170,000 shares of Common Stock, and four-year common stock purchase warrants to purchase 1,876,500 shares of Common Stock at an exercise price of approximately $1.28 per share (the "Merger Warrants"). The Merger Notes, the Merger Warrants and the Series B Preferred are all subject to anti-dilution adjustments. The merger consideration was determined in "arms-length" negotiations and the transaction was unanimously approved by the Boards of Directors of the parties involved.

         Chameleon develops networking software for provisioning, managing and securing communications across any wired or wireless broadband network.

         Prior to the Effective Date, neither Secured Services nor any of its affiliates, nor any officer or director of Secured Services or any associate of any such officer or director, had any material relationship with Chameleon, except that in January 2005 Secured Services had executed a letter of intent with Chameleon pursuant to which Secured Services had been funding the operations of Chameleon through the Effective Date.

$7  MILLION  PRIVATE  PLACEMENT  OF  CONVERTIBLE   DEBENTURES  TO  INSTITUTIONAL
INVESTORS

         Under the terms of the Debenture Agreement, the investors purchased $7 million of 3-year convertible debentures bearing interest at 7.5% per annum (the "Debentures") and four-year common stock warrants to purchase 2,626,716 of Common Stock at an exercise price of approximately $1.28 per share. Of the $7 million, $4 million was paid to Secured Services on the Effective Date with the remaining $3 million deposited in escrow (the "Escrow Funds") to be released as follows:

1. To Secured Services:

         a. Upon the conversion by an Investor of all or part of the principal amount of the Debenture held by such Investor in excess of such Investor's pro rata portion of the amount deposited in escrow;

         b.       Upon the engagement of a Chief Executive  Officer,  who may be
                  an  existing   officer  or   employee  of  Secured   Services,
                  acceptable to a specified designee of the Investors; or

         c.       Upon receipt the written consent of the Investors.

2. To the Investors upon an event of default or if the escrow amount has not been released to Secured Services within 120 days following the Effective Date.

         The principal amount of the Debentures along with any outstanding interest are due and payable on June 13, 2008. Subject to the anti-dilution adjustments, the Debentures are convertible into an aggregate of 5,837,146 shares of common stock at the option of the holders.

         In connection with the Debenture Transaction, Secured Services paid a commission to Merriman Curhan Ford & Co., sole placement agent, consisting of $420,000 cash and 4-year common stock purchase warrants for 350,229 shares of common stock at an exercise price of approximately $1.28 per share, of which $240,000 cash and all the warrants were issued at closing. The remaining commission of $180,000 cash will be paid to Merriman Curhan Ford & Co. upon the release of the Escrow Funds to Secured Services.

         Secured Services has agreed to file a Registration Statement on Form SB-2, on or prior to the 45th day following the Effective Date, for the purposes of registering under the Securities Act of 1933, as amended, the re-sale of the shares of Common Stock underlying the securities issued in the Merger and Debenture Transactions.

         The foregoing descriptions of the agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 2.01: COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         See disclosure under Item 1.01 above.

ITEM 2.03: CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See disclosure under Item 1.01 above.

ITEM 3.02: UNREGISTERED SALES OF EQUITY SECURITIES.

         See disclosure under Item 1.01 above.

ITEM 5.03: AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR.

         In connection with the transactions described in Item 1.01, above, on June 10, 2005 Secured Services amended its charter to establish a new series of preferred stock consisting of 5004 shares of Series B 7.5% Convertible Preferred Stock (the "Series B Preferred").

         As set forth in the Certificate of Designation, attached as an exhibit to this Current Report on form 8-K, the Series B Preferred have, among others, the following rights and preferences:

         Rank - pari passu with the Secured Services Series A Preferred Stock, except that the Series A Preferred Stock are entitled to a preference on liquidation with respect to the Vacman Property specified in Section 5 of the Certificate of Amendment of Secured Services, as filed with the Secretary of State of the State of Delaware on July 18, 2003;

         Dividend - quarterly cumulative dividends at a rate of 7.5% per annum to be paid in Secured Services common stock ("Common Stock");

         Voting - (a) the holders vote, as a single class with the holders of the Common Stock, on all matters submitted to a vote of, or the consent of, the holders of the Common Stock, except that for as long as 51% of the shares of Series B Preferred are outstanding, the holders also have the right to vote as a separate class for the election of three members of the Board of Directors of Secured Services, provided however that while the Series B Preferred has such separate class voting rights the holders thereof shall not have the right to vote on the election of the remaining members of the Board; and (b) each holder of the Series B Preferred Stock to have that number of votes equal to the number of whole shares of the Common Stock as to which such shares of the Series B Preferred Stock are then convertible; and

         Liquidation - subject to the Series A Preferred Stock liquidation preference, the Series B Preferred have a preference on liquidation over any junior rank security; and

          Conversion - each share is convertible into 1000 shares of common stock, at the option of the holder, subject to anti-dilution adjustment.

          A full description of the rights, powers, restrictions, limitations of the Series B Preferred are set forth in the Certificate of Designation.

ITEM 8.01: OTHER EVENTS.

         Secured Services plans to issue press releases, each dated June 15, 2005, separately announcing the closing of the acquisition of Chameleon and closing of the Debenture Transaction. Copies of the press releases are attached as Exhibit 99.1 and 99.2 to this Current Report.

ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements of Businesses Acquired.

          As permitted by Item 9.01(a)(4) of Form 8-K, Secured Services will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Form 8-K not later than seventy one (71) calendar days after the date this Form 8-K must be filed.

          (b) Pro Forma Financial Information.

          As permitted by Item 9.01(b)(2) of Form 8-K, Secured Services will, if required, file the financial statements required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Form 8-K not later than seventy one (71) calendar days after the date this Form 8-K must be filed.

         (c) Exhibits:
EXHIBIT
NUMBER   DESCRIPTION
------   -----------
3.1      Certificate of Designation for Series B Convertible Preferred Stock.
4.1      Form of 7.5% Convertible Debenture due June 13, 2008
4.2      Form or common stock purchase warrant dated as of June 13, 2005
10.1     Form of Merger Agreement
10.2     Form of  Securities Purchase Agreement
10.3     Form of Investor Rights Agreement
10.4     Form of Registration Rights Agreement
10.5     Form of  Custodial and Security Agreement dated as of  June 13, 2005
99.1 Press release dated June 15, 2005 announcing the acquisition of Chameleon Communications Technology, Inc.
99.2 Press release dated June 15, 2005 announcing the closing of a $7 million private placement.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Secured Services, Inc.

Dated:  June 14, 2005                 By:    /s/ King T. Moore
                                         ----------------------------
                                         King T. Moore, Chief Executive Officer



                                       1